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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                        --------------------------------



                                    FORM 8-K


                        --------------------------------

                                 CURRENT REPORT


          Pursuant to Section 13 of the Securities Exchange Act of 1934. Date of Report (Date of Earliest event reported): January 10, 1997





                                   WSMP, INC.
             (Exact name of registrant as specified in its charter)



NORTH CAROLINA                      0-7277                   56-0945643
(State or other            (Commission File Number)        (IRS Employer)
jurisdiction of                                            Identification
incorporation)                                                 Number)


CLAREMONT, NORTH CAROLINA                                      28610
(Address of principal executive office)                      (Zip Code)


Registrant's telephone number, including area code:    (704) 459-7626

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Item 1.     Changes in Control of Registrant.
            ---------------------------------
                None.

Item 2.     Acquisition or Disposition of Assets.
            -------------------------------------
                None.

Item 3.     Bankruptcy or Receivership.
            ---------------------------
                None.

Item 4.     Changes in Registrant's Certifying Accountant.
            ----------------------------------------------
                None.

Item 5.     Other Events.
            -------------

     On January 10, 1997, WSMP, Inc. completed the refinancing of its long-term indebtedness by executing a $5,000,000 five year term loan agreement with SouthTrust Bank of North Carolina, located in Concord, North Carolina. This was the third in a series of transactions by which WSMP acquired $13.5 million in new financing, replacing $11.5 million in existing financing and providing $2 million in additional working capital.

     On November 22, 1996, WSMP entered into a Financing and Security Agreement with National Bank of Canada by which it acquired a $6,000,000 revolving credit facility, replacing a $4,000,000 line of credit with NationsBank, N.A. This credit facility is secured by a lien upon WSMP's food manufacturing inventory and accounts receivable.

     On December 31, 1996, WSMP entered into a Term Loan Agreement with First Century Bank of Wytheville, Virginia by which WSMP acquired $1,900,000 in new financing, secured by two restaurant properties and two vacant tracts of land and by shares of Sagebrush, Inc. common stock. These proceeds, when added to approximately $600,000 realized by the simultaneous sale of WSMP's Lexington Park, Maryland restaurant, produced $2,500,000 which was applied to the Company's existing term loan debt with its primary lenders, Aetna Life Insurance Company and Phoenix Home Life Mutual Insurance Company.

     On January 10, 1997, WSMP entered into a Term Loan Agreement with SouthTrust for $5 million in financing, the proceeds of which were used to complete the retirement of the Aetna and Phoenix term debt. The SouthTrust indebtedness is secured by a lien upon ten restaurant properties located in North Carolina, as well as four restaurant properties in other states, and the Company's ham curing facility and corporate headquarters property in Claremont, North Carolina.



Item 6.     Resignations of Registrant's Directors.
            ---------------------------------------
                None.

Item 7.     Financial Statements and Exhibits.
            ----------------------------------
            (a)  None.

            (b)  None.

            (c)  None.

Item 8.     Change in Fiscal Year.
            ----------------------
              None.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        WSMP, INC.


                        BOBBY G. HOLMAN
                        -----------------------------
                        Bobby G. Holman
                        Chief Financial Officer


January 29, 1997